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                                                         OMB APPROVAL
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                                                  OMB Number:      3235-0060
               UNITED STATES                      Expires:      May 31, 2000
      SECURITIES AND EXCHANGE COMMISSION          Estimated average burden
            WASHINGTON, D.C. 20549                hours per response....5.00
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                            FORM 8-K

                         CURRENT REPORT
                Pursuant to Section 13 OR 15(d) of
                The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      MAY 18, 1999

                             ORANGE NATIONAL BANCORP
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                       33-8743               33-0190684
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)

                    1201 E. KATELLA AVENUE, ORANGE, CA 92667
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code       (714) 771-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              Not Applicable


ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Not Applicable


ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Not Applicable


ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Not Applicable
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ITEM 5.       OTHER EVENTS

              On May 18, 1999, Orange National Bancorp, a California corporation ("ONB") and CVB Financial Corp, a California corporation ("CVB") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). The Merger Agreement provides for the merger of ONB into CVB (the "Merger"). The Merger will be immediately followed by the merger of Orange National Bank into Citizens Business Bank, a subsidiary of CVB. The Merger is expected to be accounted for under the "pooling-of-interests" method of accounting.

              At the effective time of the Merger, CVB will issue 1.5 shares of its common stock for each outstanding share of ONB common stock. CVB estimates that it will issue approximately 3,000,300 shares of common stock in the Merger, and that current ONB shareholders will hold approximately 16% of CVB's outstanding common stock following the Merger. CVB will convert options to purchase ONB common stock into options to purchase CVB common stock.

              Consummation of the Merger is subject to a number of conditions, including (1) the adoption of the Merger Agreement by the number of stockholders entitled to vote thereon of each of ONB and CVB, (2) receipt of all requisite governmental approvals, (3) receipt of all necessary third party consents, and
(4) certain other customary conditions.

              As an inducement and condition to CVB's entering into the Merger Agreement, ONB, as issuer, and CVB, as grantee, entered into a stock option agreement wherein ONB granted to CVB an option to purchase approximately 19.9% of the outstanding shares of ONB common stock on certain terms and conditions set forth therein. The option is exercisable only upon the occurrence of certain events, including the acquisition by any person of beneficial ownership of 20% or more of the ONB common stock then outstanding, or agreement by ONB to engage in, or the recommendation of ONB's Board of Directors that ONB's stockholders approve, a business combination with an entity other than CVB or a tender offer or exchange offer with an entity other than CVB.

              A copy of the joint press release of May 18, 1999 regarding the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to the full text of such press release.


ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS

              Not Applicable


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)     Financial Statements

                      Not Applicable

              (b)     Pro Forma Financial Information

                      Not Applicable


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(c)           Exhibits

              99.1 Press Release relating to the Agreement and Plan of Reorganization


ITEM 8.       CHANGE IN FISCAL YEAR

              Not Applicable


ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

              Not Applicable


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                                   SIGNATURES*

                  Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ORANGE NATIONAL BANCORP
                                                      (Registrant)

      June 2, 1999                            By:  /s/ Kenneth J. Cosgrove
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          Date                                        President and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

99.1     PRESS RELEASE, DATED MAY 18, 1999


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